                                                                      Exhibit 99

INTERLEAF, INC. AND SUBSIDIARIES
 CONSOLIDATED BALANCE SHEETS

                                                                               January 31,1999 January 31,1999  March 31, 1998
                                                                                 (Pro Forma)    (Historical)
                                                                               --------------- ---------------
                                                                                          Unaudited
                                                                               -------------------------------
 In thousands, except for share and per share amounts
 ASSETS
Current assets
Cash and cash equivalents                                                           $ 13,632       $  9,405       $ 21,112
Accounts receivable, net of reserve for doubtful accounts
    of $1,159 at January 31, 1999 and $1,364 at March 31, 1998                        11,072         11,072         12,706
Prepaid expenses and other current assets                                              1,351          1,351            838
                                                                                  ----------     ----------     -----------
Total Current Assets                                                                  26,055         21,828         34,656
Property and equipment, net                                                            2,115          2,115          3,321
Intangible assets, net                                                                 2,092          2,092            583
Other assets                                                                             385            385            828
                                                                                  ----------     ----------     -----------
Total Assets                                                                        $ 30,647       $ 26,420       $ 39,388
                                                                                  ----------     ----------     -----------
                                                                                  ----------     ----------     -----------
LIABILITIES and SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable                                                                    $  1,357       $  1,357       $  2,079
Accrued expenses                                                                      10,322          9,972         11,657
Unearned revenue                                                                       8,630          8,630         12,136
Accrued restructuring                                                                  1,137          1,137          2,143
                                                                                  ----------     ----------     -----------
Total Current Liabilities                                                             21,446         21,096         28,015
Long-term restructuring                                                                1,179          1,179          2,063
                                                                                  ----------     ----------     -----------
Total Liabilities                                                                     22,625         22,275         30,078
                                                                                  ----------     ----------     -----------
                                                                                  ----------     ----------     -----------
Shareholders' Equity
Preferred stock, par value $.10 per share, authorized 5,000,000 shares: Series
A Junior Participating, none issued and outstanding Senior Series B
Convertible, shares issued and outstanding,
     726,003 at January 31, 1999 and 861,911 at March 31, 1998                            73             73             86
Senior Series C Convertible, shares issued and outstanding,
    none at January 31,1999 and 1,010,348 at March 31, 1998                             --             --              101
Senior Series D 6% Convertible, shares issued and outstanding,
     1,350 at January 31, 1999 and 7,625 at March 31, 1998                              --             --                1
Common stock, par value $.01 per share, authorized 50,000,000 shares, issued and outstanding, 7,652,292(historical), 9,413,459(pro forma)
     at January 31, 1999 and 6,051,770 at March 31, 1998                                  94             77             61
Additional paid-in capital                                                            94,077         90,217         93,490
Retained earnings (accumulated deficit)                                              (85,914)       (85,914)       (84,072)
Cumulative translation adjustment                                                       (308)          (308)          (357)
                                                                                  ----------     ----------     -----------
Total Shareholders' Equity                                                             8,022          4,145          9,310
                                                                                  ----------     ----------     -----------
Total Liabilities and Shareholders' Equity                                          $ 30,647       $ 26,420       $ 39,388
                                                                                  ----------     ----------     -----------
                                                                                  ----------     ----------     -----------

INTERLEAF, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

                                                            Ten Months
                                                              Ended
                                                         January 31, 1999
                                                           (unaudited)
                                                           -----------
In thousands, except for per share amounts
Revenues:
Products                                                     $  6,805
Maintenance                                                    18,752
Services                                                       10,753
                                                             --------
Total revenues                                                 36,310
                                                             --------
Costs of Revenues:
Products                                                        2,013
Maintenance                                                     2,636
Services                                                       10,073
                                                             --------
Total costs of revenues                                        14,722
                                                             --------
Gross margin                                                   21,588

Operating Expenses:
Selling, general and administrative                            16,342
Research and development                                        6,593
Acquisition Costs                                                 990
                                                             --------
Total operating expenses                                       23,925
                                                             --------
Income (loss) from operations                                  (2,337)

Other income (expense)                                            520
                                                             --------
Income (loss) before income taxes                              (1,817)

Provision for income taxes                                         25
                                                             --------
Net Income (loss)                                            $ (1,842)
                                                             --------
                                                             --------

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